EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the common stock, par value $0.01 per share, of ClubCorp Holdings, Inc. and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing.  In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of February 11, 2014.

Fillmore CCA Investment, LLC

By:	/s/ Steven S. Siegel
Name: Steven S. Siegel
Title: Director

Fillmore CCA Holdings I, LLC

By:	/s/ Steven S. Siegel
Name: Steven S. Siegel
Title: Chief Operating Officer

Fillmore CCA (Alternative), L.P.

By:	/s/ Steven S. Siegel
Name: Steven S. Siegel
Title: Chief Operating Officer

Fillmore CCA Supplemental TE (Alternative), L.P.

By:	/s/ Steven S. Siegel
Name: Steven S. Siegel
Title: Chief Operating Officer

Filmore CCA TE (Alternative), L.P.

By:	/s/ Steven S. Siegel
Name: Steven S. Siegel
Title: Chief Operating Officer

Fillmore CCA TE-A (Alternative), L.P.

By:	/s/ Steven S. Siegel
Name: Steven S. Siegel
Title: Chief Operating Officer

KSL Capital Partners II FF, L.P.

By:	/s/ Steven S. Siegel
Name: Steven S. Siegel
Title: Chief Operating Officer

KSL Capital Partners Supplemental II, L.P.

By:	/s/ Steven S. Siegel
Name: Steven S. Siegel
Title: Chief Operating Officer

KSL CCA 2010 Co-Invest 2, L.P.

By:	/s/ Steven S. Siegel
Name: Steven S. Siegel
Title: Chief Operating Officer

KSL CCA 2010 Co-Invest, L.P.

By:	/s/ Steven S. Siegel
Name: Steven S. Siegel
Title: Chief Operating Officer

KSL CCA Co-Invest 2, L.P.

By:	/s/ Steven S. Siegel
Name: Steven S. Siegel
Title: Chief Operating Officer

KSL CCA Co-Invest, L.P.

By:	/s/ Steven S. Siegel
Name: Steven S. Siegel
Title: Chief Operating Officer

KSL Capital Partners II GP, LLC

By:	/s/ Steven S. Siegel
Name: Steven S. Siegel
Title: Chief Operating Officer

KSL Capital Partners Supplemental II GP, LLC

By:	/s/ Steven S. Siegel
Name: Steven S. Siegel
Title: Chief Operating Officer

KSL Capital Partners II Co-Invest GP, LLC

By:	/s/ Steven S. Siegel
Name: Steven S. Siegel
Title: Chief Operating Officer